Exhibit 10.19

                     SUPPLEMENTAL WARRANT PURCHASE AGREEMENT

     WARRANT PURCHASE AGREEMENT (this "AGREEMENT"), dated as of February ____, 2007, is entered into by and among Churchill Ventures Ltd., a Delaware corporation (the "COMPANY"), and Churchill Capital Partners LLC, a Delaware limited liability company ("SPONSOR").

                                    WHEREAS:

     A. The Company has filed a registration statement (the "REGISTRATION STATEMENT") for the initial public offering (the "IPO") of units (the "UNITS"), each unit consisting of one share of the Company's Common Stock (a "SHARE") and one four year warrant (the "WARRANTS") to purchase one Share at an exercise price of $6.00 per Share exercisable on the later of the Company's completion of a business combination and one year from the date of the IPO.

     B. The Company and Sponsor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) and by Regulation D ("REGULATION D") promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

     C. Sponsor and the Company desire to enter into this Agreement whereby Sponsor will acquire warrants to purchase 1,000,000 shares of the Company's Common Stock (each a "SPONSOR WARRANT") for an aggregate purchase price of One Million Dollars ($1,000,000) (the "SPONSOR PURCHASE PRICE"), each to purchase one share of Common Stock (each a "WARRANT SHARE") on the terms and conditions described herein.

     NOW THEREFORE, the Company and Sponsor hereby agree as follows:

     1.   PURCHASE AND SALE OF SPONSOR WARRANTS.

          (a) PURCHASE OF SPONSOR WARRANTS. On the Closing Date (as defined below), the Company shall issue and sell to Sponsor and Sponsor shall purchase from the Company the Sponsor Warrants for the Sponsor Purchase Price.

          (b) FORM OF PAYMENT. On the Closing Date (as defined below), (i) Sponsor shall pay the Sponsor Purchase Price for the Sponsor Warrants by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of the Sponsor Warrants, and (ii) immediately prior to the closing of the IPO, the Company shall deposit the Sponsor Purchase Price into the trust account described in the Registration Statement (the "TRUST ACCOUNT").

          (c) CLOSING DATE. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Sponsor Warrants pursuant to this Agreement (the "CLOSING DATE") shall be no later than 12:00 noon, Eastern Standard Time on the date (the "CLOSING DATE") that the Company enters into an underwriting agreement with the underwriter for the IPO. The closing of the


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transactions  contemplated by this Agreement (the "CLOSING")  shall occur on the
Closing Date at such location as may be agreed to by the parties.

     2.   SPONSOR REPRESENTATIONS AND WARRANTIES.

          (a)  Sponsor represents and warrants to the Company as follows:

               (i) Sponsor is purchasing the Sponsor Warrants for its own account and for investment purposes and not with the view towards distribution;

               (ii) Sponsor acknowledges that the Sponsor Warrants, and the Warrant Shares issued upon exercise of the Sponsor Warrants, will bear a legend in substantially the following form:

          THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE
          HAVE BEEN  OFFERED AND SOLD IN RELIANCE  UPON AN
          EXEMPTION FROM THE REGISTRATION  REQUIREMENTS OF
          THE  SECURITIES  ACT  OF  1933  AS  AMENDED (THE
          "SECURITIES  ACT").  ACCORDINGLY, THE SECURITIES
          REPRESENTED BY THIS  CERTIFICATE  HAVE  NOT BEEN
          REGISTERED  UNDER THE SECURITIES ACT AND MAY NOT
          BE  TRANSFERRED   OTHER   THAN  PURSUANT  TO  AN
          AVAILABLE  EXEMPTION FROM REGISTRATION UNDER THE
          SECURITIES ACT, THE  AVAILABILITY OF WHICH IS TO
          BE  ESTABLISHED  TO   THE  SATISFACTION  OF  THE
          COMPANY.

               (iii) Sponsor understands that the Sponsor Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties and agreement herein in order to determine the applicability of such exemptions and the suitability of Sponsor to acquire the Sponsor Warrants;

               (iv) Sponsor   acknowledges  that,  in  making  the  decision  to
purchase the Sponsor Warrants, Sponsor has relied solely upon independent investigations made by it and materials provided by the Company and not upon any separate representations made by the Company with respect to the Company or the Sponsor Warrants;

               (v) Sponsor has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and this offering and all such questions, if any, have been answered to the full satisfaction of Sponsor;

               (vi) Sponsor has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Sponsor Warrants; and

               (vii) Each of Sponsor and its equity holders is an accredited investor as such term is defined in Rule 501 of Regulation D.

          (b) NO GOVERNMENT RECOMMENDATION OR APPROVAL. Sponsor understands that no Federal or State agency has passed on or made any recommendation or endorsement of the Sponsor Warrants.

          (c)  STATUS OF SPONSOR WARRANTS. Sponsor acknowledges that:

               (i) The Sponsor Warrants will be subject to a lock-up as referred to in the Registration Statement. Subject to certain limited exceptions, the Sponsor Warrants are not transferable until the closing of the initial business combination as described in the Registration Statement.

               (ii) In the event that the Company distributes to its public shareholders the amount in the trust account as described in the Registration Statement pursuant to the dissolution of the Company, Sponsor will lose its entire investment as Sponsor shall have no right to participate in such distribution.

               (iii) In the event that a Registration Statement with respect to the Shares underlying the Warrants, including the Warrant Shares underlying the Sponsor Warrants, is not effective under the Securities Act or a current Prospectus is not on file with the SEC, the Sponsor shall not be entitled to exercise the Sponsor Warrants. For the avoidance of doubt, the Sponsor shall not be entitled to exercise the Sponsor Warrants, unless the Warrants are currently exercisable.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Sponsor that:

          (a) The execution, delivery and performance of this Agreement has been or will be duly and validly authorized by the Company and will be a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (i) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally,
(ii) the  enforceability  hereof is subject to general  principles  of equity or
(iii) the indemnification provisions hereof may be held to violate public policy. The securities to be issued pursuant to the transactions contemplated by this Agreement have been duly authorized and, when issued and paid for in accordance with (x) this Agreement and (y) the certificates/instruments representing such securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability thereof is subject to general principles of equity, or (iii) the indemnification provisions thereof may be held to violate public policy. All corporate action required to be taken for the authorization, issuance and sale of the Sponsor Warrants has been duly and validly taken by the Company.

          (b) The Warrant Shares issuable upon exercise of the Sponsor Warrants, will be duly authorized and when issued and paid for in accordance with this Agreement and proper exercise of such Sponsor Warrants, respectively, and the certificates/instruments representing such Common Stock, will be validly issued, fully-paid and non-assessable; and such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

          (c) The Company is organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) ("APPROVALS") to conduct its business and the Company is doing business in material compliance with all such Approvals except where the failure to have such Approvals would not have a material adverse effect on the Company. The Company has all power and authority to enter into this Agreement, to carry out the provisions and conditions hereof, and all consents, authorizations, and approvals required in connection herewith have been obtained or will be obtained prior to the Closing. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the securities except for applicable federal and state securities laws.

     4.   COVENANTS.

          (a) BEST EFFORTS. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 6 and 7 of this Agreement.

          (b) AUTHORIZATION AND RESERVATION OF WARRANT SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the outstanding Sponsor Warrants.

     5. REGISTRATION RIGHTS. Sponsor (and its assignees and transferees) shall be granted demand registrations pursuant to a Registration Rights Agreement reasonably acceptable to Sponsor and the Company.

     6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Sponsor Warrants to Sponsor at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (a) Sponsor shall have executed this Agreement and delivered the same to the Company.

          (b) Sponsor shall have delivered the Sponsor Purchase Price in accordance with Section 1(b) above.

          (c) The representations and warranties of Sponsor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Sponsor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Sponsor at or prior to the Closing Date.

          (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     7. CONDITIONS TO THE SPONSOR'S OBLIGATION TO PURCHASE. The obligation of Sponsor hereunder to purchase the Sponsor Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Sponsor's sole benefit and may be waived by Sponsor at any time in its sole discretion:

          (a) The Company shall have executed this Agreement and delivered the same to Sponsor.

          (b) The Company shall have delivered to Sponsor duly executed certificates for the Sponsor Warrants (in such denominations as Sponsor shall request) in accordance with Section 1(b) above.

          (c) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

          (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) No event shall have occurred which could reasonably be expected to have a material adverse effect on the Company.

          (f) The Company shall have executed an Underwriting Agreement with the underwriter for the IPO.

     8.   GOVERNING LAW; MISCELLANEOUS.

          (a) GOVERNING LAW. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK CITY, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY REGISTERED FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

          (b) COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (c) HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

          (d) SEVERABILITY. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and supercede all prior agreements, including without limitation the

Unit Purchase Agreement, and, except as specifically set forth herein or therein, neither the Company nor Sponsor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          (f) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:       Churchill Ventures Ltd.
                                   50 Revolutionary Road
                                   Scarborough, New York 10510
                                   Attention: Chief Executive Officer
                                   Facsimile: 914-762-1128

          With a copy to:          Reitler Brown & Rosenblatt LLC
                                   800 Third Avenue
                                   21st Floor
                                   New York, NY 10022
                                   Attention: Robert S. Brown
                                   Facsimile: 212-371-5500

          If to Sponsor:           Churchill Capital Partners LLC
                                   50 Revolutionary Road
                                   Scarborough, New York 10510
                                   Attention: Chief Executive Officer
                                   Facsimile: 914-762-1128

Each party shall provide notice to the other party of any change in address.

          (g) WAIVER OF CLAIMS; INDEMNIFICATION. Sponsor hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company and Banc of America Securities LLC (the "UNDERWRITER") with respect to its purchase of the Sponsor Warrants and those warrants to purchase 4,000,000 shares of the Company's Common Stock (the "Prior Sponsor Warrants") pursuant to a Warrant Puchase Agreement dated as of September 5, 2006, and agrees to indemnify and hold the Company and the Underwriter in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company, or such Underwriter by Sponsor of the Sponsor Warrants and the prior Sponsor Warrants or its transferees, assigns or any subsequent holder of the Sponsor Warrants and the prior Sponsor Warrants.

          (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, provided, however, that Sponsor shall not have the right to assign any of its rights hereunder to purchase Sponsor Warrants to any other person.

          (i) THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided that Section 8(g) is intended to benefit the Underwriter and shall be enforceable against Sponsor by the Underwriter.

          (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (k) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          (l) FURTHER AGREEMENT. Sponsor agrees to enter into an agreement or execute a letter confirming the voting obligations and other restrictions pertaining to the Sponsor Warrants upon request of the Underwriter for the IPO.


                                      * * *

     IN WITNESS WHEREOF, the undersigned Sponsor and the Company have caused this Agreement to be duly executed as of the date first above written.


                                                 CHURCHILL VENTURES LTD.



                                                 By: ___________________________
                                                      Name:
                                                      Title:




                                                 CHURCHILL CAPITAL PARTNERS, LLC



                                                  By: __________________________
                                                       Name:
                                                       Title: